UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

TECNOGLASS HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-35436	98-1271120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 NW 49th Street, Miami, Florida 33142

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TGLS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2026, Tecnoglass Holdings Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”) that included, as Exhibit 99.1, a press release announcing its financial results for the third quarter ended September 30, 2026 (the “Original Earnings Release”). Subsequent to issuance of the Original Earnings Release and furnishing of the Original Form 8-K and, in connection with the completion of its financial close procedures for its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 (the “Quarterly Report”), the Company corrected the accounting for deferred income taxes associated with changes in the fair value of treasury stock, which are recognized in shareholders’ equity. A valuation allowance was recorded on the deferred tax asset related to the capital loss based on available projections. The correct valuation allowance was included in the Quarterly Report. The Company is furnishing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to the Original Form 8-K to provide the revised information relating to the income tax provision and related amounts that were presented in the Original Earnings Release.

The correction had the following effects on amounts presented in the Original Earnings Release:

Three and nine months ended September 30, 2026

●	Income tax provision increased by $6.0 million in each period, from $2.4 million to $8.5 million for the three months and from $28.4 million to $34.5 million for the nine months.
●	Net income decreased by $6.0 million in each period, from $22.8 million, or $0.51 per diluted share, to $16.7 million, or $0.38 per diluted share, for the three months, and from $79.2 million, or $1.78 per diluted share, to $73.2 million, or $1.65 per diluted share, for the nine months.
●	Adjusted net income decreased by $6.0 million in each period, from $27.3 million, or $0.61 per diluted share, to $21.2 million, or $0.48 per diluted share, for the three months, and from $85.7 million, or $1.93 per diluted share, to $79.6 million, or $1.79 per diluted share, for the nine months.

Condensed consolidated balance sheet as of September 30, 2026

●	Total assets at such date decreased by $2.1 million, from $1,528.4 million to $1,526.3 million, reflecting the lower deferred tax assets.
●	Total liabilities at such date increased by $3.9 million, from $707.0 million to $710.9 million, reflecting the higher deferred tax liabilities.
●	Total shareholders’ equity at such date decreased by $6.0 million, from $821.4 million to $815.4 million.

Income before income taxes of $25.2 million and $107.6 million for the three and nine months ended September 30, 2026 remains as originally reported. The correction is non-cash and has no impact on revenue, operating income, Adjusted EBITDA or cash flows.

Adjusted net income and adjusted earnings per share are non-GAAP financial measures. A reconciliation to the most directly comparable GAAP measures is as follows:

Reconciliation of Adjusted EBITDA and Adjusted net (loss) income to net (loss) income

(In thousands, except share and per share data) / (Unaudited)

Adjusted EBITDA and adjusted net (loss) income are non-GAAP performance measures. The Company’s management believes Adjusted EBITDA and adjusted net (loss) income, in addition to operating profit, net (loss) income and other GAAP measures, are useful to investors to evaluate the Company’s results because they exclude certain items that are not directly related to the Company’s core operating performance. Investors should recognize that Adjusted EBITDA and adjusted net (loss) income might not be comparable to similarly-titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

Reconciliations of the non-GAAP measures used in this press release are included in the tables attached to this press release, to the extent available without unreasonable effort. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. Items excluded to arrive at forward-looking non-GAAP measures may have a significant, and potentially unpredictable, impact on our future GAAP results.

	Three months ended		Nine months ended
	September 30,		September 30,
	2026	2025	2026	2025
Net income	16,708	47,188	73,154	133,460
Foreign currency transactions losses (gains)	3,260	(1,865)	(2,870)	(2,203)
Provision for bad debt	507	710	1,829	1,697
Non-Recurring expenses (non-recurring professional fees, capital market fees, other non-core items)	2,459	1,383	9,692	8,680
Extinguishment of debt	-	1,354	-	1,354
Derivative financial instruments	(25)	(2,727)	254	(2,727)
Joint Venture VA (Saint Gobain) adjustments	241	366	316	224
Tax impact of adjustments at statutory rate	(1,933)	249	(2,766)	(2,248)
Adjusted net income	21,217	46,659	79,609	138,237
Basic income per share	0.38	1.01	1.65	2.84
Diluted income per share	0.38	1.01	1.65	2.84
Diluted Adjusted net income per share	0.48	1.00	1.79	2.94

Basic weighted average common shares outstanding in thousands	44,365	46,848	44,452	46,942
Diluted Weighted Average Common Shares Outstanding in thousands	44,365	46,848	44,452	46,942

	Three months ended		Nine months ended
	September 30,		September 30,
	2026	2025	2026	2025

Net income	16,708	47,188	73,154	133,460
Interest expense and deferred cost of financing	4,501	1,686	10,765	4,367
Income tax provision	8,464	20,801	34,461	56,609
Depreciation & amortization	11,836	9,958	33,203	26,441
Foreign currency transactions losses (gains)	3,260	(1,865)	(2,870)	(2,203)
Provision for bad debt	507	710	1,829	1,697
Non-Recurring expenses (non-recurring professional fees, capital market fees, other non-core items)	2,459	1,383	9,692	8,680
Extinguishment of debt	-	1,354	-	1,354
Derivative financial instruments	(25)	(2,727)	254	(2,727)
Joint Venture VA (Saint Gobain) EBITDA adjustments	(51)	628	446	1,417
ADJUSTED EBITDA	47,659	79,116	160,934	229,095

The Company makes no admission as to the materiality of any information in this Amendment.

The information furnished in this Amendment shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2026

TECNOGLASS HOLDINGS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer